UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2006
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30617	74-2785449
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6000 Northwest Parkway, Suite 100
San Antonio, Texas  78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 13, 2006, GlobalSCAPE, Inc. announced that Bernard N. Schneider has joined the company as Chief Financial Officer. For the past 14 years, he has served as CFO of Friedrich Air Conditioning Company.

Mr. Schneider received his B.S. in Accounting from LSU and his MBA from Mississippi College. He received his CPA license in Texas in 1975.

Item 7.01  Regulation FD

On June 13, 2006, GlobalSCAPE, Inc. issued a press release in which it announced the appointment of Mr. Schneider as CFO. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits.

        99.1     Press Release dated June 13, 2006 entitled “GloabalSCAPE Names New Chief Financial Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ CHARLES R. POOLE
Charles R. Poole, President and
Chief Executive Officer

Dated: June 13, 2006